                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas D. O'Malley, Chairman, Chief Executive Officer and President of Premcor Inc., Premcor USA Inc. and The Premcor Refining Group Inc. (each a "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows with respect to each Company:

1. The quarterly report on Form 10-Q of the Company for the period ended June 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification on this 14th day of August, 2002.

                                            By: /s/ Thomas D. O'Malley
                                                --------------------------
                                                Chairman, Chief Executive
                                                Officer and President